HERITAGE INCOME TRUST

   SUPPLEMENT DATED SEPTEMBER 7, 1999 TO THE PROSPECTUS DATED FEBRUARY 1, 1999


                   ADDITION TO WAIVER OF CLASS A SALES CHARGES
                   -------------------------------------------

      The following paragraph supplements the section "Waiver of Class A Sales Charge" on page 11 of the Prospectus:

            In addition, Class A shares may be sold at net asset value without any sales charges to participants of retirement plans which have at least 100 participants or $50 million dollars. Heritage may pay from its own resources to the Distributor up to 1.00% of the purchase amount on the first $3 million and 0.80% on assets thereafter, by these plans. Any participant in these plans who redeems Class A shares within 18 months of his or her purchase may be subject to a CDSC of 1.00% and Heritage will retain the initial year's Rule 12b-1 fees.


      The following information replaces the current section titled "CDSC Waivers" on page 11 of the Prospectus:

            CDSC WAIVERS. The CDSC for Class A shares, Class B shares and Class C shares currently is waived if the shares are sold:

     o     to make certain distributions from retirement plans,
     o because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse),
     o     to  make  payments   through  certain  sales  from  a  Systematic
           Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan, or
     o to close out shareholder accounts that do not comply with the minimum balance requirements.